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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2009

                           BLACKWATER MIDSTREAM CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                     000-51403                 26-2590455
            ------                     ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                   660 LABAUVE DRIVE
                      WESTWEGO, LA                               70094
                      ------------                               -----
        (Address of Principal Executive Offices)              (Zip Code)

                                 (504) 340-3000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On January 20, 2009, Blackwater Midstream Corp. (BWMS) entered into a loan agreement and a security agreement, effective January 1, 2009, with each of Ter Mast Beheer Utrecht, B.V., No Logo Air, Inc. and Issac Suder, in the principal amount of $125,000, $75,000 and $100,000, respectively (collectively, the "Loans"). Ter Mast Beheer Utrecht, B.V. and No Logo Air, Inc. are each owned and controlled by Mathijs van Houweninge, a director of BWMS. Isaac Suder is the father of Michael Suder, a director of BWMS and its President and Chief Executive Officer. Collectively, Ter Mast Beheer Utrecht, B.V., No Logo Air, Inc. and Isaac Suder are hereinafter referred to as the "Creditors".

         The Loans bear interest at the annual rate of 12%. BWMS will pay consecutive monthly installments of interest only, commencing January 31, 2009 and continuing on the last day of each calendar month thereafter through March 31, 2009. In addition, commencing April 30, 2009 and continuing on the last day of each calendar month thereafter, BWMS will pay principal and interest installments of $9,015.47, $5,409.28 and $7,212.38 to Ter Mast Beheer Utrecht B.V., No Logo Air, Inc. and Issac Suder, respectively. All unpaid principal and accrued and unpaid interest on the Loans is finally due and payable on June 30, 2010.

         If any amount due and owing pursuant to the Loans is not promptly paid when due, then all installments payable thereon shall, at the option of the respective Creditor, immediately mature, and become due and owing.

         The Loans are secured by a security interest on BWMS's interest in its wholly owned subsidiary, Blackwater New Orleans, LLC., including, but not necessarily limited to, all distributions, rents, fruits, profits, revenues, and other interests, however produced or derived from such interest (collectively, the "Collateral").

         Additionally, BWMS and the Creditors entered into an intercreditor agreement, whereby the Creditors agreed that in the event of foreclosure on the Collateral, each Creditor ranks PARI PASSU as amongst themselves. Forms of each loan agreement and security agreement as well as the intercreditor agreement are included as exhibits to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

     10.1         Loan agreement with Ter Mast Beheer Utrecht B.V.
     10.2         Security agreement with Ter Mast Beheer Utrecht B.V.
     10.3         Loan agreement with No Logo Air, Inc.
     10.4         Security agreement with No Logo Air, Inc.
     10.5         Loan agreement with Isaac Suder
     10.6         Security agreement with Isaac Suder
     10.7         Intercreditor agreement amongst Ter Mast Beheer Utrecht B.V,
                    No Logo Air, Inc. and Issac Suder




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 22, 2009

                                                BLACKWATER MIDSTREAM CORP.
                                                a Nevada corporation



                                                By: /s/ Donald St. Pierre
                                                   ------------------------
                                                        Donald St. Pierre
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

     10.1         Loan agreement with Ter Mast Beheer Utrecht B.V.
     10.2         Security agreement with Ter Mast Beheer Utrecht B.V.
     10.3         Loan agreement with No Logo Air, Inc.
     10.4         Security agreement with No Logo Air, Inc.
     10.5         Loan agreement with Isaac Suder
     10.6         Security agreement with Isaac Suder
     10.7         Intercreditor agreement amongst Ter Mast Beheer Utrecht B.V,
                   No Logo Air, Inc. and Issac Suder